                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                   Waterhouse Investors Family of Funds, Inc.
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       (5) Total fee paid:
       -------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:
---------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
---------------------------------------------------------------
(3)  Filing Party:
---------------------------------------------------------------
(4)  Date Filed:
---------------------------------------------------------------

                    [Letterhead of TD Waterhouse Group, Inc.]


                                                         _____________ ___, 1999



Dear Shareholder,

         [As a fellow shareholder in the Waterhouse Dow 30 Fund (the "Fund"),] I wanted to write a personal note explaining the enclosed proxy and ask you to vote in favor of the proposal to reorganize the Fund as a Delaware business trust.

         We believe that the proposal to reorganize the Fund will allow us greater flexibility to conduct the operations of the Fund. Specifically, it will enable us to continue to attempt to peg the net asset value per share of the Fund to 1/1000 of the closing value of the Dow Jones Industrial AverageSM ("DJIA"SM). This enables you to monitor the daily closing value of the DJIA. You should carefully read the Proxy Statement that discusses the proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the proposal are attached, and the form of Proxy is enclosed for your use.

         The Fund's Board of Directors has unanimously approved the proposal and recommends it to you for your approval. Your vote is important and I urge you to vote in its favor.

         I thank you for your confidence and support.

                                  Sincerely,


                                  Frank Petrilli
                                  President and Chief Operating Officer
                                  TD Waterhouse Group, Inc.

                        [LOGO OF WATERHOUSE DOW 30 FUND]


             Important News for Waterhouse Dow 30 Fund Shareholders

Please Vote Immediately! You can vote by mail, [telephone, or website] - details can be found on the enclosed proxy insert.

INFORMATION

The Waterhouse Dow 30 Fund will host a Special Meeting of Shareholders on _______________ ___, 1999 at ___________________________. The purpose is to vote on an important proposal affecting the Fund.

The first few pages of this booklet summarize the Fund's proposal and explain the proxy process - including how to cast your vote. Before you vote, please read the full text of the proxy statement for a complete understanding of our proposal.

Reorganization Into a Delaware Business Trust

We want to reorganize the Fund into a Delaware business trust. Currently, the Fund is organized as a separate series of Waterhouse Investors Family of Funds, Inc., a Maryland corporation.

Why? As you know, the investment objective of the Fund is to track the total return of the Dow Jones Industrial AverageSM ("DJIA"SM) before Fund expenses. The Fund is permitted to employ certain techniques, including declaring share splits or reverse share splits, in order to maintain the Fund's net asset value per share on any given day at or near .001 (or 1/1000) of the closing value of the DJIA. The use of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund or result in any additional tax burden to shareholders (although the number of shares and the net asset value per share would change). By reorganizing as a series of a Delaware business trust, as described in the accompanying proxy statement, the Fund will have greater flexibility to declare share splits or reverse share splits than if it remains a Maryland corporation.

Key Points: The reorganization would not change the Fund's investment objective or policies. The Fund also would keep the same investment manager, distributor, administrator and auditors. In addition, your vote would elect the same individuals who are currently serving as directors to the Fund to serve as Trustees of the newly organized Delaware business trust.

Q.  I'm a small investor.  Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, the Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again - a costly proposition for the Fund!

Q.  How can I vote?

A.  You can vote in any one of [four] ways:

         - [Through the Internet at www.proxyvote.com (or by going to www.______.com and clicking on "Proxy Voting")].
         - [By telephone, with a toll-free call to the number listed on your proxy card.]
         -  By mail, with the enclosed ballot.
         -  In person at the meeting.

[We encourage you to vote by Internet or telephone, using the 12-digit "control" number that appears on your proxy card. These voting methods will save the Fund a good deal of money (no return-mail postage!).] Whichever method you choose, please take the time to read the full text of our proxy statement before your vote.

[Q.  How do you vote by Internet?

A. If you have not yet visited Waterhouse's website - at www._______.com - this is a great opportunity to check it out. Scan our website and, when you're ready, click on the "Proxy Voting" link on our homepage to access www.proxyvote.com (the voting location). Problems?
Please call us at 1-800-__________.]

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.  When is the deadline for voting?

         All votes must be received prior to the Special Meeting, which will be held at [ ] a.m. on _____________ ___, 1999. However, to prevent additional costs from being incurred, it is important that you cast your vote as soon as possible. [If we do not hear from you, you may receive a call from __________________ requesting that you vote your shares.]

                             WATERHOUSE DOW 30 FUND

        -----------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ____________ ___, 1999

        -----------------------------------------------------------------


To the Shareholders of Waterhouse Dow 30 Fund:

         Your Waterhouse Dow 30 Fund (the "Fund") will host a Special Meeting of
shareholders on                     [ DATE ]                , 1999 AT
         [ TIME ]      A.M., EASTERN TIME, and at any adjournments of the
meeting.  It will be held at              [ PLACE ]                    .

At the meeting, we'll ask shareholders to vote on:

1. A proposal to approve an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware business trust, as more fully described in the enclosed proxy statement and

2. Any other business properly brought before the meeting or any adjournments of the meeting.

         THE FUND'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS IT TO YOU FOR YOUR APPROVAL.

         Only shareholders of record of the Fund at the close of business on _____ ___, 1999 are entitled to receive notice of and to vote at the meeting, and at any adjournments of the meeting, on all matters relating to the Fund. The proxy statement and proxy card are being first mailed to shareholders on or about __________ ___, 1999.


By Order of the Board of Directors

---------------------------------
Christopher J. Kelley
Secretary

New York, New York
_________ ___, 1999

        -----------------------------------------------------------------

                    YOUR VOTE IS IMPORTANT REGARDLESS OF HOW
                    MANY SHARES YOU OWNED ON THE RECORD DATE!
        -----------------------------------------------------------------

YOU CAN VOTE EASILY AND QUICKLY [BY TOLL-FREE TELEPHONE CALL, AT OUR WEBSITE, OR BY MAIL.] JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP THE FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                             WATERHOUSE DOW 30 FUND
                                 100 Wall Street
                            New York, New York 10005

                                 PROXY STATEMENT
                         Special Meeting of Shareholders
                       To be held on __________ ___, 1999


                                  INTRODUCTION

         This is the proxy statement for the Waterhouse Dow 30 Fund (the "Fund"). The Board of Directors has sent you this proxy statement to ask for your vote on a proposal to reorganize the Fund as a Delaware business trust. We've divided the proxy statement into four parts:

         Part 1 - The Fund's Proposal to Reorganize begins on page __.

         Part 2 - More on Proxy Voting and Shareholder Meeting begins on page
__.

         Part 3 - Fund Information begins on page __.

         Part 4 - Directors and Trustees Information begins on page__.

         Please be sure to read the entire proxy statement before casting your vote. Questions? Call us at 1-800-934-4410. This proxy statement and the form of proxy were first mailed to shareholders on or about _____________ ___, 1999.


PART I  -  THE FUND'S PROPOSAL TO REORGANIZE INTO A DELAWARE BUSINESS TRUST

         The Board of Directors has approved an Agreement and Plan of Reorganization to reorganize the Fund into a newly created open-end management investment company organized as a business trust under the Delaware Business Trust Act. Under the reorganization plan, the Fund will transfer all of its assets to the newly created Delaware business trust in exchange solely for voting shares of beneficial interest in the trust and the trust's assumption of all the Fund's liabilities. Attached to this Proxy Statement as Exhibit A is a form of the reorganization plan.

         By reorganizing as a Delaware business trust, the Fund will have greater flexibility to conduct certain aspects of its business, such as declaring share splits or reverse share splits, as explained below.

         To proceed with the reorganization plan, we need shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

         -    Why we want to reorganize the Fund.
         -    How we plan to accomplish the reorganization.
         -    How the reorganization will affect the Fund.
         - How a Delaware business trust compares to the Fund's current legal structure.
         -    How many shareholder votes we need to approve the reorganization.

A.   WHY WE WANT TO REORGANIZE THE FUND

          REORGANIZING AS A DELAWARE BUSINESS TRUST WILL PROVIDE GREATER FLEXIBILITY TO DECLARE SHARE SPLITS OR REVERSE SHARE SPLITS.
The investment objective of the Fund is to track the total return of the Dow Jones Industrial Average(Service Mark) ("DJIA"(Service Mark)) before Fund expenses. The Fund is permitted to employ certain techniques to maintain the Fund's net asset value per share on any given day at or near .001 (or 1/1000) of the closing value of the DJIA (the "Ratio"). For example, the Fund declares daily dividends of its net investment income and may declare a reverse share split after a capital gains distribution to restore the net asset value per share to correspond to the Ratio. To date, the Fund has not paid a capital gains distribution, so it has not been necessary to take any such action to adjust the Fund's net asset value per share.

         Share splits and share dividends increase the number of shares outstanding, which in turn decreases the net asset value per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the net asset value per share. On the other hand, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the net asset value per share. (Please keep in mind that these are just examples; in practice, the Fund's use of these techniques is expected to have a much more limited impact on the Fund's net asset value per share.) Although the number of shares and the net asset value per share would change, the use of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund or result in any additional tax burden to shareholders.

         The Fund is a separate series of Waterhouse Investors Family of Funds, Inc. ("WIFF"), a Maryland corporation consisting of four series. The Fund has been advised that it would need to obtain shareholder approval to amend its Articles of Incorporation to clarify that the Fund can declare reverse share splits in the future without a shareholder vote. The Board of Directors of the Fund, based on the recommendation of management and the advice of counsel, has determined it advisable to take this opportunity to reorganize the Fund as a Delaware business trust. The Board considered that, at least initially, the Fund will be the only series of the trust. As a result, reverse share splits of the Fund's outstanding shares will not reduce the proportionate voting power of the shareholders of the Fund as a whole in relation to the voting power of any other series (as would currently be the case with respect to the Fund and the other series of WIFF). In the event other series are added to the Delaware business trust in the future, the Board of Trustees of the Delaware business trust will have the authority under the trust's Declaration of Trust to convert the voting rights of shareholders into "dollar based voting" if they believe it to be a more equitable method of voting. This means that each shareholder would have the right to cast a number of votes based on the aggregate net asset value of his or her holdings in the trust, rather than based on the number of shares. The change to dollar-based voting would ensure that shareholders' voting rights remain proportionate to their financial interests and that a share split or a reverse share split would not alter relative voting rights of shareholders.

         While it is the Fund's current intention to maintain the Fund's net asset value per share at or near the Ratio and to utilize these techniques for this purpose, the Board of Directors (or Board of Trustees) may in the future decide to change this policy. In the event that the Board of Directors/Trustees changes this policy, shareholders will be notified.

         DELAWARE BUSINESS TRUST LAW IS FAVORABLE TO MUTUAL FUNDS. We have proposed to reorganize the Fund as a Delaware business trust because the Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware business trust is subject to fewer statutory requirements. The newly organized Delaware business trust will be governed primarily by the terms of an Agreement and Declaration of Trust ("Declaration of Trust"), which is its governing instrument. As stated above, in particular, the newly organized Delaware business trust will have greater flexibility to conduct certain aspects of its business, such as declaring stock splits or reverse share splits.

         In addition, Delaware's business trust law contains provisions that are well suited to mutual funds. For example, the Delaware business trust organizational form limits inter-series liability in a multi-series business trust, so that the assets of one series of a business trust are expressly protected against claims by creditors and shareholders of another series of that business trust. The "move" to Delaware will be largely on paper; the Fund will continue to operate out of New York, just as it does now.

B.   HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION. The Board of Directors has approved a written Agreement and Plan of Reorganization for the Fund. The reorganization plan spells out the terms and conditions that will apply to the Fund's reorganization into a Delaware business trust.

         THREE STEPS TO REORGANIZE. In essence, the reorganization will be a three-step process. The first step has already been taken. We have established a Delaware business trust especially for the Fund, named TD Waterhouse Trust (the "Trust"). The Trust has one series, named TD Waterhouse Dow 30 Fund (the "Successor Fund"). Prior to the reorganization, the Successor Fund will issue a single share to the Fund. Second, if the proposal is approved, the Fund will transfer all of its assets and liabilities to the Successor Fund. As part of this second step, the Successor Fund will open an account for each Fund shareholder. The Successor Fund will then credit these accounts with the exact number of full and fractional shares that each shareholder owned in the Fund on the reorganization date. And third, we will terminate the Fund as a series of WIFF.

         EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the reorganization will take place as soon as feasible after the Fund receives the necessary regulatory approvals and legal opinions. We think this could be accomplished by ____________ of 1999. However, at any time prior to the reorganization, the Board of Directors may decide that it is in the best interest of the Fund and its shareholders not to go forward with this project. If that happens, the Fund will continue to operate as it is currently organized.

C.   HOW THE REORGANIZATION WILL AFFECT THE FUND

         THE FUND'S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT MANAGER,
AND FISCAL YEAR WILL STAY THE SAME.  THE SAME INDIVIDUALS WHO ARE
THE FUND'S EXISTING DIRECTORS WILL SERVE AS TRUSTEES OF THE TRUST. The reorganization will not change any of these. Your vote in favor of the reorganization will be treated as approval of the Successor Fund's investment management agreement with Waterhouse Asset Management, Inc. and of the election of the Directors of WIFF as Trustees of the Trust.

         THE REORGANIZATION WILL HAVE NO IMPACT ON THE FUND'S SHARE
PRICE. On the day of the reorganization, the Successor Fund's share price will be the same as that of the Fund. The reorganization will not cause the Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for the Fund will carry over in the reorganization.

         THE FUND'S EXISTING INDEPENDENT AUDITORS WILL BE RATIFIED. We will treat shareholder approval of the reorganization as ratification of the Fund's existing independent auditors, Ernst & Young LLP. In this role, Ernst & Young LLP audits and certifies the Fund's financial statements. Ernst & Young LLP also reviews the Fund's Annual Reports to shareholders and its filings with the U.S. Securities and Exchange Commission. Neither Ernst & Young LLP nor any of its partners have any direct or material indirect financial interest in the Fund. If you wish to request the attendance of an Ernst & Young LLP representative at the shareholder meeting, you should contact the Fund's Secretary at 100 Wall Street, New York, NY 10005.

         THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL LEVEL. We fully expect that the reorganization will have no federal income tax consequences for you or the Fund. We will not proceed with the reorganization until this point is confirmed by an opinion of counsel in writing. Following the reorganization, from a tax standpoint, the adjusted basis of the Fund shares and your holding period will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you may wish to consult your own tax adviser to be sure.


D.     HOW A DELAWARE BUSINESS TRUST COMPARES TO THE FUND'S
       CURRENT LEGAL STRUCTURE

         Federal securities laws have much to say about the way that mutual funds operate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The following discussion compares the state law and documents currently governing the Fund with the state law and documents that will apply if it reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. (You or your attorney would need to review the laws and Fund documents firsthand for that sort of analysis.) We simply want you to know how a Delaware business trust compares in certain key areas to a Maryland corporation--the Fund's present legal structure.

         SHAREHOLDER LIABILITY. Shareholders of a Fund organized as a Maryland corporation or Delaware business trust generally have no personal liability for the Fund's obligations.

         DIRECTOR AND TRUSTEE LIABILITY AND INDEMNIFICATION.  With a
Maryland corporation, directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently, and in the Fund's best interests. The same is generally true for the trustees of a Delaware business trust, if provided in the fund's governing documents, as in the case of the Trust and the Successor Fund. Under each legal structure, the fund can indemnify its directors or trustees from claims and expenses arising out of their service to the fund--unless, that is, a director or trustee has acted improperly in a particular matter.

         SHAREHOLDER VOTING RIGHTS AND MEETINGS. As either a Maryland corporation or a Delaware business trust, a Fund is not required to hold annual meetings. The voting rights of shareholders of the Fund currently are based on the number of shares that they own. This will be true of the voting rights of shareholders of the Successor Fund; however, the Board of Trustees of the Trust will have the authority to change the voting rights to a dollar-based voting system. Both the Fund and the Successor Fund generally must call a shareholder meeting if one is requested in writing by investors entitled to cast 10% or more of the Fund's votes.

E.       HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE
         REORGANIZATION

         Under the applicable provisions of the Fund's Articles of Incorporation, to go forward with the reorganization, an affirmative vote of the holders of a majority of the Fund's outstanding shares on ________ __, 1999, must vote in favor of this proposal. If the reorganization plan is not approved, the Fund will continue to operate as a Maryland corporation. THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.


PART 2 - MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

         This section provides information on a number of topics relating to proxy voting and shareholder meetings.

         PROXY SOLICITATION METHODS. The Fund will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail. In addition, Fund employees and officers may solicit shareholder proxies in person, by telephone, [or through the Internet.] [We may also arrange for an outside firm, ___________________________, to solicit shareholder votes by telephone on the Fund's behalf. This procedure, which is expected to cost the Fund approximately $___ per shareholder vote, will be employed only after more cost-effective means of soliciting shareholder votes have been exhausted.]

         PROXY SOLICITATION COSTS. The Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. The Fund estimates that the costs of solicitation will be approximately $__________. By voting immediately, you can help the Fund avoid the considerable expense of a second solicitation.

         QUORUM AND VOTING. In order for the shareholder meeting to go forward, we must achieve a quorum. This means that one-third of the Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). The Fund will count abstentions and broker non-votes toward a quorum, but not toward the approval of the proposal. Abstentions and broker non-votes will have the effect of votes against the proposal. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If, by the time scheduled for the Special Meeting, a quorum of shareholders of the Fund is not present or if a quorum of the Fund's shareholders is present but sufficient votes in favor of the proposal are not received, the persons present in person or by proxy (or the persons named as proxies) may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies from shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or represented by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders.

         [All of the shares of the Fund are held in the nominee name of Waterhouse Securities, Inc. ("Waterhouse Securities"), an affiliate of the investment manager of the Fund, Waterhouse Asset Management, Inc. (the "Investment Manager"), for the benefit of its customers. Waterhouse Securities has advised the Fund that it will request instructions of its customers on how to vote their shares on the proposal. The New York Stock Exchange has indicated to Waterhouse Securities that in the event Waterhouse Securities does not receive voting instructions from its customers with respect to the proposal, Waterhouse Securities may vote in its discretion any shares with respect to which instructions have not been received. Waterhouse Securities has advised the Fund that it intends to vote any shares with respect to which instructions are not received "FOR" the proposal.]

         If you submit a proxy without indicating how you want to vote, your proxy will be voted "FOR" the reorganization.

         VOTING SECURITIES AND PRINCIPAL HOLDERS. The only voting securities of the Fund are its common stock par value $0.0001 per share. Shares of the Fund have the exclusive right to vote on matters affecting only the rights of the holders of shares of the Fund. The Board of Directors of the Fund has fixed the close of business on ___________ ___, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the record date, the Fund had __________________ shares outstanding.

         As of the record date, Toronto Dominion Investments Inc., [address], owned of record and beneficially _________________ shares of the Fund, or approximately 4% of the Fund's outstanding shares. As of the same date, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

         REVOKING YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Fund's Secretary, at 100 Wall Street, New York, NY 10005, or by voting in person at the meeting. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card, [by toll-free telephone call, or at our website.]

         SHAREHOLDER PROPOSALS. The Fund has no current plans to hold an annual or special meeting in 2000. Any shareholder proposals to be included in the proxy statement for the Fund's next meeting of shareholders must be received by the Fund within a reasonable period of time prior to that meeting.

         NOMINEE ACCOUNTS. Upon request, the Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please let us know the number of copies needed and submit expense invoices for our review to 100 Wall Street, New York, NY 10005.

         ANNUAL/SEMIANNUAL REPORTS. The Fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-934-4410 or write us at Waterhouse Securities, Inc., Mutual Fund Services, 100 Wall Street, New York, NY 10005.

         OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf.

PART 3 - FUND INFORMATION

         This section contains background information about the Fund and its investment manager.

A.   THE FUND

         The Fund is a series of Waterhouse Investors Family of Funds, Inc. ("WIFF"). WIFF is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. WIFF was organized under Maryland law on August 16, 1995 under the name Waterhouse Investors Cash Management Fund, Inc. and was renamed under its current name on December 18, 1997. WIFF currently has four investment series (including the Fund) with various investment objectives and policies.

         The Fund commenced operations on March 31, 1998 and was originally called the Waterhouse Dow Jones Industrial Average(Service Mark) Index Fund. The Fund was renamed under its current name on July 22, 1998. The investment objective of the Fund is to track the total return of the Dow Jones Industrial Average(Service Mark) ("DJIA"(Service Mark)) before Fund expenses. As of _________,

1999, the Fund had net assets of $____________ and _____________ outstanding shares.


B.   THE FUND'S INVESTMENT MANAGER, ADMINISTRATOR AND
DISTRIBUTOR

         Waterhouse Asset Management, Inc., a Delaware corporation, 100 Wall Street, New York, NY 10005, is the Fund's investment manager. The Investment Manager oversees the Fund's investment program, places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

         For its services, the Investment Manager is entitled to an annual fee of 0.20% of the Fund's average daily net assets. The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or part of the Fund's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Fund's total return. The Investment Manager has agreed to assume certain expenses of the Fund (or waive its fees), so that the total operating expenses payable will not exceed 0.25% of its average daily net assets. Thereafter, any such fee waivers or reductions will be voluntary and may be reduced or eliminated at any time without further notice to investors. For the fiscal period ended October 31, 1998, the Investment Manager waived its entire investment management fee of $33,188.

         In addition to the Fund and the other series of WIFF, the Investment Manager currently serves as investment manager to National Investors Cash Management Fund, Inc. and Waterhouse National Bank (of which it is an affiliate) and as of [December 3, 1998], had total assets under management in excess of $[7] billion.

         Waterhouse Securities, Inc., an affiliate of the Investment Manager, 100 Wall Street, New York, NY 10005, as Administrator, provides administrative and management services to the Fund. The Investment Manager (and not the Fund) compensates Waterhouse Securities for providing these services. Waterhouse Securities has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for WIFF's portfolios. Waterhouse Securities pays FDI's fees for providing these services.

         The Distributor of WIFF is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between WIFF and FDI, FDI has the exclusive right to distribute shares of WIFF. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of WIFF shares. FDI has entered into such an agency agreement with Waterhouse Securities. FDI receives no fee from WIFF under the Distribution Agreement for acting as distributor to WIFF. From time to time and out of its own resources, the Investment Manager or its affiliates may pay fees to broker-dealers or other persons for distribution or other services related to the Fund.

PART 4 - DIRECTOR/TRUSTEE INFORMATION

         Your "yes" vote on the reorganization proposal will be treated as a vote to elect the individuals currently serving as Directors of the Fund as Trustees of the Trust. Following the reorganization, the Trustees will serve until the next election or until their term is for some reason terminated.

         This section provides detailed information about the individual Directors of the Fund, including:

         -    The backgrounds and qualifications of the Directors.

         -    The identity of the Fund's principal executive officers.

         -    How many Fund shares are owned by management.

         -    How often the Board and its committees meet.

         -    How Directors are compensated.

A.   THE BACKGROUNDS AND QUALIFICATIONS OF DIRECTORS/TRUSTEES

         Except as otherwise noted, the individuals listed below currently serve as the directors and executive officers of WIFF, along with their principal occupations over the past five years. Their affiliations, if any, with the Investment Manager and FDI, WIFF's distributor, are listed below.

                                Principal Occupation during the
Name                   Age      last Five Years and Other Directorships
----                   ---      ---------------------------------------

Richard W. Dalrymple   56       Director. Mr. Dalrymple has served as a Director
                                of each of WIFF and National Investors Cash
                                Management Fund, Inc. ("NICM") since December
                                12, 1995 and February 26, 1998, respectively.
                                Mr. Dalrymple has been the President of Teamwork
                                Management, Inc. since January 1997. Mr.
                                Dalrymple has served as a Director of Dime
                                Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From
                                1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. Mr.
                                Dalrymple's address is 45 Rockefeller Plaza, New
                                York, NY 10111.

Carolyn B. Lewis       62       Director. Ms. Lewis has served as a Director of
                                each of WIFF and NICM since February 26, 1998.
                                Since March 1997, Ms. Lewis has served as
                                President of The CBL Group providing
                                professional services to clients in the
                                securities and healthcare industries. Ms. Lewis spent over 30 years at the United States
                                Securities and Exchange Commission (SEC) in various positions including Senior Financial
                                Analyst, Branch Chief and Assistant Director. In
                                September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia
                                Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan
                                Washington Airports Authority and a director on various healthcare and hospital Boards, including Chairman

                                Elect of the Board of Trustees of the American Hospital Association. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.


George F. Staudter*    67       Director. Mr. Staudter has served as Chairman of
                                the Board of Directors of WIFF since December
                                12, 1995. Mr. Staudter is a Director of Koger
                                Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services, Inc. from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief
                                Executive Officer and served on the Board of Directors for Family Steak Houses of Florida,
                                Inc. From 1986 through 1988, Mr. Staudter was a principal and a principal shareholder of Douglas
                                Capital Management, Inc. In this capacity, Mr.
                                Staudter served as a member of the Investment
                                Committee and provided investment counseling and tax and financial planning services. Mr.
                                Staudter's address is 9637 Preston Trail West,
                                Ponte Vedra, FL 32082.

Lawrence J. Toal       62       Director. Mr. Toal has served as a Director of
                                WIFF since December 12, 1995. Mr. Toal is
                                Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. and its subsidiary, The
                                Dime Savings Bank of New York, FSB (the "Dime").
                                He joined the Dime in 1991 as President and Chief Operating Officer. Prior to joining the
                                Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991.
                                Mr. Toal spent 26 years at The Chase Manhattan
                                Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United
                                States, Europe and Asia. Mr. Toal's address is
                                589 Fifth Avenue, 3rd Floor, New York, NY 10017.

*      Mr. Staudter is considered an "interested person" of WIFF.

B.   PRINCIPAL EXECUTIVE OFFICERS

         The following individuals are the principal executive officers of WIFF.


                                Principal Occupation during the
Name                   Age      last Five Years and Other Directorships
----                   --       ---------------------------------------
George A. Rio          44       President, Treasurer and Chief Financial
                                Officer. Mr. Rio is Executive Vice President and
                                Director of Client Services of FDI since April
                                1998. From June 1995 to March 1998, Mr. Rio was
                                Senior Vice President and Senior Key Account
                                Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business
                                Development for First Data Corporation. His address is 60 State Street, Suite 1300, Boston,
                                MA 02109.

Christopher J. Kelley  34       Vice President and Secretary.  Mr. Kelley is
                                Vice President and Senior Associate General
                                Counsel of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr.
                                Kelley was Assistant Counsel at Forum Financial
                                Group. His address is 60 State Street, Suite
                                1300, Boston, MA 02109.

C.   FUND SHARES OWNED BY DIRECTORS AND OFFICERS

         On __________, 1999, the directors and officers of WIFF, as a group, owned less than 1% of the outstanding shares of the Fund. [list any individual director and officer share ownership of Fund, Investment Manager, distributor or Administrator]

D.   BOARD AND COMMITTEE MEETINGS

         During fiscal year 1998, WIFF's Board of Directors held five meetings.

         The Board has a standing Audit Committee, which consists of all Directors who are not "interested persons" of the Fund, namely Messrs. Dalrymple and Toal and Ms. Lewis. During fiscal year ended October 31, 1998, the Audit Committee held two meetings. The Audit Committee is responsible for establishing and maintaining internal controls. In fulfilling this responsibility, the role of the Audit Committee is to:

         1. assess the effectiveness and related costs of controls related to audits,
         2. safeguard assets against unauthorized acquisition, use or disposition and

         3. ensure that financial statements prepared for external purposes are fairly represented in conformity with generally accepted accounting principles.

         During fiscal year 1998, no incumbent director attended fewer than 75% of Board and Audit Committee meetings on which he or she was elected to serve. Following the reorganization, the Fund's Board of Trustees will form a similar committee.

E.  DIRECTOR AND OFFICER COMPENSATION

         INDEPENDENT DIRECTORS. WIFF pays its directors an annual retainer and a per meeting fee and reimburses them for their expenses. WIFF expects to pay or accrue total directors' fees of approximately $45,000 per year to those directors who are not designated as interested persons.

         "INTERESTED" DIRECTORS AND OFFICERS. The Fund's interested director, George F. Staudter, receives no compensation from WIFF for his services in that capacity. However, directors who are interested persons of WIFF may be compensated by the Investment Manager for their services to WIFF. Officers of WIFF are not compensated by WIFF.

         COMPENSATION TABLE. The amounts of compensation that WIFF paid to each director for the fiscal year ended October 31, 1998, are as follows:


                                                         Pension or
                                   Aggregate        Retirement Benefits    Estimated Annual     Total Compensation from
                               Compensation from     Accrued as Part of      Benefits Upon     Fund Complex (1) Paid to
    Name of Board Member            WIFF (5)          WIFF's Expenses         Retirement           Board Members (5)
    --------------------            --------          ---------------         ----------           -----------------
Richard W. Dalrymple                $19,125                  $0                   $0                    $19,125
Carolyn B. Lewis(2)                 $11,125                  $0                   $0                    $11,125
Theodore Rosen (3)                  $10,000                  $0                   $0                    $10,000
George F. Staudter (4)                 $0                    $0                   $0                      $0
Lawrence J. Toal                    $20,000                  $0                   $0                    $20,000

(1) "Fund Complex" includes WIFF and NICM, an investment company also advised by the Investment Manager.
(2)  Became a director of WIFF and NICM on February 26, 1998.
(3)  Served as a director of WIFF through February 26, 1998.
(4)  Interested director of WIFF.
(5) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

                                    EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


         This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of
this   day of    , 1999, by and between Waterhouse Investors Family of Funds,
Inc., a Maryland corporation ("Corporation"), on behalf of the Waterhouse Dow 30 Fund (the "Old Fund"), and TD Waterhouse Trust, a Delaware business trust ("Trust"), on behalf of, TD Waterhouse Dow 30 Fund (the "New Fund"). (Each of the Old Fund and New Fund is sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; Corporation and Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Corporation on behalf of the Old Fund and by Trust on behalf of the New Fund.

         The Old Fund intends to change its identity, form, and place of organization--by converting from a series of a Maryland corporation to a series of a Delaware business trust --through a reorganization within the meaning of section 368(a) (1) (F) of the Internal Revenue Code of 1986, as amended ("Code"). The Old Fund desires to accomplish such conversion by transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring such assets and continuing the Old Fund's business) in exchange solely for voting shares of beneficial interest in the New Fund ("New Fund Shares") and the New Fund's assumption of the Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock of the Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions involving the Old Fund and the New Fund are referred to herein as the "Reorganization."

         In consideration of the mutual promises herein contained, the parties agree as follows:

1.       Plan of Reorganization and Termination of Old Fund.

         1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor-

                  (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding; and

                  (b) to assume all of the Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
2.1).

         1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

         1.3. The Liabilities shall include all of the Old Fund's liabilities, debts, obligations, and duties of whatever kind of nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

         1.4. At the Effective Time (or as soon thereafter as is reasonably practicable, (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall constructively distribute the New Fund Shares received by it pursuant to paragraph 1.1 to Old Fund's shareholders of record, determined as of the Effective Time (collectively, "Shareholders" and each individually, a "Shareholder"), in exchange for their Old Fund Shares. Such distribution shall be accomplished by Trust's transfer agent ("Transfer Agent") opening accounts on New Fund's share transfer books in the Shareholder's names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Old Fund Shares shall represent New Fund Shares after the Reorganization.

         1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, Old Fund shall be terminated as a series of Corporation and any further actions shall be taken in connection therewith as required by applicable law.

         1.6. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

         1.7. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

2.       Closing.

         2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' principal office on ________, 1999, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Investment Companies' close of business on the date thereof or at such other time as the parties may agree (the "Effective Time").

         2.2. Corporation shall deliver to Trust at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         2.3. Corporation shall deliver to Trust at the Closing a list of the Shareholders' names and addresses and the number of outstanding Old Fund Shares owned by each Shareholder, all as of the Effective Time, certified by Corporation's Secretary or Assistant Secretary. The Transfer Agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of account in the Shareholder's names. Trust shall issue and deliver a confirmation to Corporation evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Corporation that such shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by the Agreement.

3.       Representations and Warranties.

         3.1.     Old Fund represents and warrants as follows:

                  3.1.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland;

                  3.1.2. Corporation is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

                  3.1.3. Old Fund is a duly established and designated series of Corporation;

                  3.1.4. Old Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-laws of the Corporation or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation on behalf of Old Fund is a party or by which Old Fund is bound;

                  3.1.5. The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Corporation and by all necessary corporate action, other than shareholder approval, on the part of the Corporation on behalf of Old Fund, and this Agreement constitutes a valid and binding obligation of the Corporation on behalf of Old Fund;

                  3.1.6. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the assets free of any liens or other encumbrances' and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

                  3.1.7. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  3.1.8. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and it has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

                  3.1.9. There is no plan or intention of Shareholders who individually own 5% or more of Old Fund Shares - and, to the best of the Corporation's management's knowledge, there is no plan or intention of the remaining Shareholders - to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. Management does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of Old Fund as a series of an open-end investment company. Consequently, management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis.

                  3.1.10. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

                  3.1.11. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

                  3.1.12. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

                  3.1.13. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

                  3.1.14. Old Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within twelve months after the Effective Time.

         3.2.     New Fund represents and warrants as follows:

                  3.2.1. Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and Trust has been established in accordance with the terms of the Trust's Declaration of Trust.

                  3.2.2. At the Effective Time, Trust will be duly registered as an open-end management investment company under the 1940 Act;

                  3.2.3. Trust is not, and the execution, delivery and performance of this Agreement will not, result in violation of any provision of the Declaration of Trust or ByLaws of Trust, or any material agreement, indenture, instrument, contract, lease or other undertaking to which Trust is a party or by which Trust is bound.

                  3.2.4. The execution, delivery and performance of this Agreement has been duly authorized by the Trustee of the Trust and by all necessary Trust action on the part of the Trust and this Agreement constitutes a valid and binding obligation of the Trust.

                  3.2.5. Before the Effective Time, New Fund will be a duly established and designated series of Trust;

                  3.2.6. New Fund has not commenced operations and will not commence operations until after the Closing;

                  3.2.7. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

                  3.2.8. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  3.2.9. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

                  3.2.10. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

                  3.2.11. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of that business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

                  3.2.12. New Fund will actively continue Old Fund's business in substantially the same manner that Old Fund conducted that business immediately before the Reorganization; and New Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain its qualification as a RIC;

                  3.2.13. There is no plan or intention for New Fund to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

         3.3.     Each Fund represents and warrants as follows:

                  3.3.1. The fair market value of the New Fund Shares received by each Shareholder will be approximately equal to the fair market value of the Old Fund Shares constructively surrendered in exchange therefor;

                  3.3.2. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

                  3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  3.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

                  3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets - except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization - and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.       Conditions Precedent.

         Each Fund's obligations hereunder shall be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

         4.1. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

         4.2. Corporation shall have prepared the Proxy Statement in compliance with the Securities Exchange Act of 1934, the 1940 Act and the rules and regulations under each Act, and shall have called a meeting of Old Fund's shareholders ("Shareholders Meeting") to consider and act on this Agreement and the Reorganization, and at such meeting those shareholders shall have approved thereof in accordance with applicable law;

         4.3. Each party shall have received an opinion from Swidler Berlin Shereff Friedman, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters or certifications addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  4.3.1. The Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  4.3.2. No gain or loss will be recognized to Old Fund on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders, in constructive exchange for their Old Fund Shares, in liquidation of Old Fund;

                  4.3.3. No gain or loss will be recognized to New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

                  4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

                  4.3.5. A shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

                  4.3.6. A Shareholder's basis for the New Fund Shares to be received by it in the Reorganization will be the same as the basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

                  4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

         4.4. Prior to the Closing, Trust's trustees shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Old Fund in consideration of the payment of $1.00 for the purpose of enabling Corporation, on behalf of Old Fund, to elect the Corporation's directors as Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of Trust's trustees or shareholders), to ratify the selection of Trust's independent certified public accountants, and to vote on the matters referred to in paragraph 4.5; and

         4.5. Trust (on behalf of and with respect to New Fund) shall have entered into an investment management agreement, an administration agreement, distribution agreement, transfer agency agreement, custodian agreement, shareholder servicing plan and related agreements, and such other agreements as are necessary for the New Fund's operation as a series of an open-end investment company. Each such agreement shall have been approved by Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" thereof (as defined in the 1940 Act) and by Corporation as the sole shareholder of the New Fund.

         4.6. At any time prior to the Closing, any of the foregoing conditions (except that set forth in paragraph 4.2) may be waived by the directors/trustees of either Investment Company if, in their judgment, such waiver will not have a material adverse effect on the interests of Old Fund's shareholders.

5.       Expenses.

         Except as otherwise provided in subparagraph 3.3.3, all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

6.       Entire Agreement; Survival.

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

7.       Amendment.

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

8.       Termination.

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

         8.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty or covenant contained herein to be performed at or prior to the Effective Time, or (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met; or

         8.2.     By the parties' mutual agreement.

Except as otherwise provided in paragraph 5, in the event of termination under paragraphs 8.1 or 8.2, there shall be no liability for damages on the part of either Fund-or the directors or trustees, as the case may be, or officers of either Investment Company-to the other Fund.

9.       Miscellaneous.

         9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         9.3. The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them of any shareholder of Trust personally, but shall bind only the assets and property of the New Fund, as provided in Trust's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                  WATERHOUSE INVESTORS FAMILY
                                         OF FUNDS, INC., on behalf of Waterhouse
                                         Dow 30 Fund

                                         By:
----------------------------                ------------------------------------

                                         Title:
                                               ---------------------------------


Attest:                                  TD WATERHOUSE TRUST
                                         on behalf of TD Waterhouse Dow 30 Fund

                                         By:
-----------------------------               ------------------------------------
                                         Title:
                                               ---------------------------------

         [to be used only if Telephone or Internet voting is available]

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------
                                                             [LOGO OF WATERHOUSE
                                                               DOW 30 FUND]

CALL TOLL-FREE: 1-800-___-____ [OR VISIT OUR WEBSITE
WWW.______.COM OR WWW.PROXYVOTE.COM]

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                                   -Please detach at perforation before mailing-

WATERHOUSE DOW 30 FUND (THE "FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint ______________________, ______________________, and ______________________ as my attorneys to vote all
Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at [ PLACE ] on [ DATE ] , 1999 at [ TIME ] a.m., Eastern Time and at any adjournments of the meeting. Any one or more of Messrs. ________________, _________________ and _______________ may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Mr. Richard H. Neiman and Ms. Michele R. Teichner to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                                PLEASE SIGN, DATE AND RETURN
                                                PROMPTLY IN ENCLOSED ENVELOPE IF
                                                YOU ARE NOT VOTING BY PHONE OR
                                                INTERNET.

                                                Date: _______________

                                                NOTE: Please sign exactly as
                                                your name appears on this proxy.
                                                When signing in a fiduciary
                                                capacity, such as executor,
                                                administrator, trustee,
                                                attorney, guardian, etc., please
                                                so indicate. Corporate and
                                                partnership proxies should be
                                                signed by an authorized person
                                                indicating the person's title.

                                     ------------------------------------------

                                     ------------------------------------------
                                     Signature(s) (and Title(s), if applicable)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of this proposal.
THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY
OTHERWISE.

[We urge you to send in your instructions so that we may vote your securities in accordance with your wishes. However, the Rules of the New York Stock Exchange provide that if instructions are not received from you by the tenth day before the meeting, the proxy may be given at discretion by the holder of record of the securities, Waterhouse Securities, Inc., on the tenth day, if proxy material was mailed at least 15 days prior to the meeting date; on the fifteenth day if proxy material was mailed 25 days or more prior to the meeting date. Waterhouse Securities, Inc. has advised the Fund that it intends to vote any shares with respect to which instructions have not been received "FOR" the proposal. If you are unable to communicate with us by such date, we will, nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.]

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSAL:

                 - Please detach at perforation before mailing -

              PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW

1. To approve an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware business trust, as more fully described in the enclosed proxy statement .

Please indicate your proposal by firmly placing an "x" in the appropriate box with blue or black ink only.

         FOR      / /      AGAINST          / /      ABSTAIN           / /

2. Any other business properly brought before the meeting or any adjournments of the meeting.
                                            PLEASE SIGN ON REVERSE SIDE